                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     / /    Definitive Proxy Statement

     / /    Definitive Additional Materials

     /X/    Soliciting Material Under Rule 14a-12

                           TRICO MARINE SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                                 MARK E. SCHWARZ
                                 STEVEN J. PULLY
                                   EVAN STONE
                                  SHONEY KATZ
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was  determined):

--------------------------------------------------------------------------------

     (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)    Total fee paid:

--------------------------------------------------------------------------------

     / /    Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

--------------------------------------------------------------------------------

     (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)    Filing Party:

--------------------------------------------------------------------------------

     (4)    Date Filed:

             NEWCASTLE WITHDRAWS PROXY SOLICITATION INVOLVING TRICO
                   MARINE SERVICES IN LIGHT OF BOARD ACTIONS

           CITES TRICO'S TACTICS TO LIMIT NEWCASTLE'S OWNERSHIP STAKE

Dallas - Business Wire - June 1, 2007 - Newcastle Partners,  L.P.  ("Newcastle")
announced today that, in light of efforts taken by Trico Marine  Services,  Inc.
(Nasdaq:  TRMA;  "Trico" or the "Company") to limit any meaningful  increases in
Newcastle's  share  ownership  in  Trico,  it  will  no  longer  pursue  a proxy solicitation  to elect an alternative  minority  slate of  independent  director candidates at Trico's 2007 annual meeting of stockholders.

Shortly  after  Newcastle  informed  Trico of its intent to  nominate a minority slate of directors for the upcoming annual  meeting,  Trico adopted a new rights plan  commonly  known as a "poison  pill".  Then,  on May 7,  2007,  Trico  sent
Newcastle a letter  suggesting  that Newcastle may be acting as a "group" with a large  shareholder and implying that any such group activities would trigger the poison pill if  Newcastle  were to own more than a de minimis  number of shares.
Trico also  threatened  in this  letter  and other  letters  to  invalidate  the nomination  of  Newcastle's  nominees.  Newcastle  responded  to  these  letters asserting  that the Company's  suggestions  were  mistaken and that  Newcastle's nominations were valid.

A representative of Newcastle commented, "The Company has sought to have it both ways by publicly  criticizing  the amount of  Newcastle's  share  ownership  for benefit in the proxy  contest  while  behind the  scenes  attempting  to prevent
Newcastle from  acquiring  additional  shares and therefore a meaningful  enough economic  interest to continue with the proxy contest.  We regret that Trico has used its newly implemented  poison pill to attempt to deny stockholders a choice in the election of directors and silence any healthy debate regarding the future direction of Trico."

Newcastle had previously  nominated three directors for election to the board of
Trico  at the  2007  annual  meeting  of  stockholders.  Effective  immediately,
Newcastle is withdrawing such nominations as well as its planned solicitation of proxies in connection with the annual meeting.

        THIS IS NOT A SOLICITATION. PLEASE DO NOT SEND YOUR PROXY CARD TO
                            NEWCASTLE PARTNERS, L.P.